-------- THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder:

    We are pleased to report on the activity and performance of the European Warrant Fund, Inc (the "Fund") for the fiscal year ended March 31, 2000. The Fund demonstrated its resiliency by turning in an impressive performance. The European economy, despite trailing that of the United States ("U.S") has shown signs of improvement. The Fund for the twelve-month period ended March 31, 2000, achieved an aggregate total return of 46.83% based on net asset value ("NAV") and 46.77% based on market price. The Fund comfortably outperformed the FT/S&P Actuaries Europe Index in U.S. Dollars ("benchmark"), which had an aggregate return of 13.77% for the same period. The long term NAV performance of the Fund continues to be favorable relative to its benchmark. As of March 31, 2000 the Fund outperformed the benchmark for both the three-and five-year periods with annualized returns of 37.20% and 46.19%, respectively, compared to the benchmark which had annualized returns of 17.38% and 17.94%, respectively, for the same periods.

    In December of 1999 the Fund declared and paid a capital gain distribution of US$ 3.35 per share. Sixty-three percent of the Fund's shareholders elected to reinvest their distribution proceeds into new shares of the Fund through the Fund's Dividend Reinvestment Program and Dividend Reinvestment Privilege. Management wishes to thank our shareholders for their continued support.

ECONOMIC REVIEW

    In Europe, as previously noted, economic growth still lags behind that of the U.S. In the U.S., the growth momentum accelerated further during the last two quarters while in Europe we have seen a comparably modest economic upswing in the first quarter of the current year. The GDP in the U.S. rose by 6.0% in the first quarter of this year whereas the growth in Euroland was 2.3% during the same period. We expect the European economy to recover as fundamentals continue to remain positive. One potential source for growth in Euroland would be the recovery of the Euro. Between October 1, 1999 and March 31, 2000 the Euro lost nearly 11% of its value against the U.S. Dollar. The reason for this decline is not only the disparity of economic growth between the U.S. and Europe, but also a lack of confidence in both the political structure and regulated markets that currently exist in Europe. As interest rates are tightening in Europe and the U.S., the Euro was unable to benefit from two interest rate increases by the European Central Bank. Inflation, although advancing from low levels, is once again a topic in Europe as well as in the U.S., at least in the short term. However, with a long-term view, we expect that the new technologies will increase efficiency and flatten the industrial cycles. This situation is inclined to lower the demand for capital, and consequently, keep inflation in a narrow range.

    European stock indices reached new record highs in March 2000. The Dow Jones Europe Stoxx 50 gained 40% in local currency terms between October 1, 1999 and March 31, 2000. This bull market, however, was supported by only a few stocks which were concentrated primarily within the technology sector. The Dow Jones Europe Stoxx Technology Index during the same period gained more than 110%, whereas other European subindices were underperforming the leading indices. Many of the so-called "old economy" stocks declined on investors' ravenous appetite for high growth technology sector stocks such as semiconductors, telecommunications and the Internet.

---------  THE EUROPEAN WARRANT FUND, INC.

    Within the corporate landscape in Europe we continue to see reorganizations and restructuring. Telecommunications companies seek to transform themselves from old, mostly state-owned and monopolistic organizations into new and more versatile holding companies. The traditional fixed line telephone business will be separated from the mobile technology and Internet based service providers. Various tech companies are increasingly taking advantage of the tools that Europe's newly unified capital markets offer, resulting in a boom in tech-related initial private offerings as well as mergers and acquisitions. A similar trend can be seen in other sectors, i.e. semiconductors.

INVESTMENT POLICY

    The Fund is always more volatile than the underlying European stocks or indices. To implement our risk/return strategy we have defined three ranges of delta-ratios. The delta-ratio measures the total leverage of the net asset value. The lower range, which reflects a bearish market outlook, is between 1.25 and 1.50, the neutral range is between 1.50 and 2.00 and the upper range, which reflects a bullish market outlook, is between 2.00 and 3.00. Our position as of the end of March, 2000 lies with a delta of 1.72 in the neutral range. A high delta-ratio means high risk compared to the equity markets and a significant outperformance in bull markets and, conversely, a significant underperformance in bear markets. With a delta in the neutral range we still feel comfortable with our risk/return strategy.

    In regard to our sector allocation we remain committed towards our investment strategy to overweight technology. Our largest stake is in information technology, which is comprised of hardware like semiconductors and software. Additional technology holdings of importance are in telecommunication (non-cyclical services) and electronics (general industrials). The "wireless world" is very much at center stage in Europe as these companies maintain a clear edge over mobile technology companies in the U.S. In Scandinavia there are very strong players such as Ericsson, Nokia and Sonera that are dominant companies in this industry. Producers of semiconductors, which are integrated within cellular technology, also profit from this trend. Another far reaching development is the emergence of business-to-business platforms. We believe the Internet will continue to change the way corporations conduct business in the future. SAP AG is a leading provider of Internet software--maintaining a very strong position in the marketplace due to the widespread use of its standard business software for client/server computing, R/3.

    Defining a detailed European country allocation strategy is now of less importance due to convergence and the formation of the European Monetary Union. The most important consideration is to differentiate between the currency blocs:
Euroland, United Kingdom and, to a lesser extent, Switzerland. We are still underweighted in U.K. and Switzerland, which were the worst performing markets in Europe, and overweighted in Euroland. Our investment allocation in Eastern Europe was reduced in order to realize price gains on certain holdings.

---------  THE EUROPEAN WARRANT FUND, INC.

    Management is pleased to inform shareholders that we have launched a website for the Fund. Shareholders can visit the address: www.europeanwarrantfund.com to find detailed information such as current share price, net asset value, premium/discount and delta. The share price is continually updated with a delay of approximately 20 minutes. The Fund's official Net Asset Value and market price figures will be updated once per week and at month-end. Our asset allocation, country and sector weightings, including the top ten delta holdings, will be updated each month end. Shareholders can easily navigate the website to gain access to additional information which may be of interest.

    In conclusion, Management would like to thank shareholders for their support and the Fund's investment management team for their continued excellent work.

                                          Sincerely,

                                          /s/ Michael Quain

                                          Michael Quain
                                          President

May 12, 2000

       The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)



           COUNTRY WEIGHTINGS                SECTOR WEIGHTINGS

         [LOGO]                             [LOGO]

                                          March 31, 2000
March 31, 2000                            TOP TEN HOLDINGS AT MARCH 31, 2000

MISCELLANEOUS                             MARKET VALUE                     PERCENTAGE+
Average Life of Derivatives               1 Scandinavian Telecommunication
 (3/31/00)                   2.29 years     Basket (WDR), STK 468,
Average Gearing (3/31/00)++        2.61%    expires 6/2/03                 $52,938,699 18.22%
Average Premium (3/31/00)          3.01%  2 Dow Jones EURO STOXX 50
Average Annual Premium (3/31/00)   1.13%    Index Cap Lepo (DB), STK
Year to Date Total Return*                  2500-5000, expires
(1/1/00-3/31/00)                   2.31%    12/30/03                        39,028,774 13.43%
One Year Total Return*                    3 Euro IT Tech Basket (GS), STK 70,
(4/1/99-3/31/00)                  46.83%    expires 7/20/01                 22,117,095  7.61%
Average Annual Total Return Since         4 Dow Jones EURO STOXX 50
Inception* (7/17/90-3/31/00)      21.50%    Index Call (ML), expires
                                            12/30/03                        20,488,620  7.05%
WARRANT CHARACTERISTICS                   5 E-Top 100 (DB) STK 1970,
The cost of a warrant is substantially      expires 6/30/00                 18,042,800  6.21%
less than the cost of the underlying      6 MIB 30 (BT), STK 19000,
securities themselves, and price            expires 5/19/00                 13,514,407  4.65%
movements in the underlying securities    7 Baring Emerging Europe Trust,
are generally magnified in the price        STK 1, expires 8/31/04          11,628,000  4.00%
movements of the warrant. This         o  8 FTSE 100 Index (DB),
leveraging effect enables an investor t     STK 5000, expires  10/19/01     10,736,809  3.70%
gain exposure to the underlying        l  9 FTSE 100 Index (WDR),
instrument with a relatively low capita     STK 5500, expires  5/15/00       9,756,450  3.36%
investment with corresponding risk.      10 Euro Blue Star (ABN),
Currently, the underlying equity            STK 3755, expires 5/12/00       9,593,649   3.30%
exposure of a Fund share is
approximately 1.72 times the value of    Currency Hedge At March 31, 2000               0.00%
the share.

                               GLOSSARY OF TERMS


Annual Premium: The premium divided by the number of years until expiration of the warrant.
Gearing: The value of the number of shares underlying each warrant compared to the value of the warrants. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.
Premium: The amount by which the sum of a warrant's exercise price and purchase price exceeds the current stock price (in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a percentage of the current stock price.


*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Investments, other than repurchase agreements, less market value of written options.
++The average gearing is based on the derivative portion of the portfolio.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS
           (percentages of total net assets)
           March 31, 2000


  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         ---------
WARRANTS--78.5%
[ALL NON-INCOME PRODUCING SECURITIES]

            MULTINATIONAL--47.4%
 2,500,000  Dow Jones EURO STOXX 50 Index Cap Lepo (DB), STK
             2500, expires 12/30/03..............................  $39,028,774
    16,000  Dow Jones European Technology Index Put, STK 1050,
             expires 02/23/01....................................    2,213,241
    10,000  E-Top 100 (DB) STK 1970, expires 6/30/00.............   18,042,800
   300,000  Euro Blue Star (ABN) STK 3755, expires 5/12/00.......    9,593,649
 2,000,000  Euro IT Tech Basket (GS), expires 7/20/01............   22,117,095
   500,000  Millenium Favorites Basket (GS), expires 3/08/01.....    1,362,570
10,000,000  Scandinavian Telecommunication Basket (WDR) STK 468,
             expires 6/02/03.....................................   52,938,699
                                                                   -----------
                                                                   145,296,828
                                                                   -----------
            UNITED KINGDOM--7.7%
   800,000  Allied Zurich Plc (RF), expires 4/09/01..............    1,637,296
    40,000  British Aerospace, expires 11/15/00..................      554,260
     3,500  FTSE 100 Index (DB), STK 5000, expires 10/19/01......   10,736,809
     6,000  FTSE 100 Index (WDR), STK 5500, expires 5/15/00......    9,756,450
   200,000  Lloyds TSB Group Plc, expires 09/02/03...............      868,022
                                                                   -----------
                                                                    23,552,837
                                                                   -----------
            GERMANY--5.7%
     1,300  BASF AG, expires 4/09/01.............................      408,257
   100,000  DaimlerChrysler AG Cap Lepo (SOG), expires
             12/21/01............................................    5,727,466
    50,000  Dresdner Bank AG, expires 4/30/02....................      773,141
    30,000  Henkel KGaA (LB), expires 03/15/01...................      351,001
    73,000  Muenchener Rueckversicherungs-Gesellschaft AG,
             expires 6/03/02.....................................    6,290,447
     9,000  Preussag AG, expires 4/30/01.........................    2,542,030
    12,000  SAP AG OTC Put, expires 03/01/02.....................    1,572,612
                                                                   -----------
                                                                    17,664,954
                                                                   -----------
  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--(CONTINUED)

            ITALY--4.4%
 1,000,000  MIB 30 (BT), STK 19000, expires 5/19/00..............  $13,514,407
                                                                   -----------
            EASTERN EUROPE--4.3%
 6,800,000  Baring Emerging Europe Trust, expires 8/31/04........   11,628,000
 3,000,000  Templeton Emerging Markets STK 133, expires
             9/30/04.............................................    1,505,102
                                                                   -----------
                                                                    13,133,102
                                                                   -----------
            FRANCE--3.8%
   250,000  Axa (SOG), expires
             8/24/00.............................................    1,012,503
    10,000  Carrefour SA, expires 7/24/03........................    2,987,244
   100,000  Rhone-Poulenc, expires 11/05/01......................      478,720
   100,000  Total Fina SA ADR, expires 8/05/03...................    3,100,000
   750,000  Vivendi, expires 5/02/01.............................    4,035,652
                                                                   -----------
                                                                    11,614,119
                                                                   -----------
            SWITZERLAND--2.6%
   100,000  Alusuisse (WDR), expires 1/15/02.....................      977,561
   250,000  Nestle SA (WDR), expires 1/15/02.....................    2,293,509
 2,100,000  Novartis AG (ABN), expires 09/20/02..................    1,452,806
   100,000  Novartis (LB), expires 11/10/00......................      371,012
    25,000  Roche Holdings (WDR), expires 12/01/00...............    2,210,792
   500,000  Swisscom AG, expires 06/29/01........................      797,088
                                                                   -----------
                                                                     8,102,768
                                                                   -----------
            NETHERLANDS--2.0%
   300,000  ING Groep NV, expires 1/05/08........................    5,715,977
   152,500  Wolters Kluwer NV, expires 8/31/01...................      489,867
                                                                   -----------
                                                                     6,205,844
                                                                   -----------
            GREECE--0.6%
 2,500,000  Greek Banks (BT), expires 4/26/04....................    1,699,474
                                                                   -----------
            TOTAL WARRANTS
             (Cost $130,492,575).................................  240,784,333
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           March 31, 2000

                                                               STRIKE    VALUE
CONTRACTS                                                      PRICE    (NOTE 1)
--------                                                       ------  ----------

OPTIONS PURCHASED--8.0%
[ALL NON-INCOME PRODUCING SECURITIES]


          MULTINATIONAL--6.7%
  15,000  Dow Jones EURO STOXX 50 Index Call (ML),
           expires 12/30/03.............................    EUR     5000  $20,488,620
                                                                          ----------
          GERMANY--0.8%
   1,000  DAX OTC Call (DB), expires 1/31/02............    EUR     6500    2,082,971
  10,000  Schering AG OTC Call, expires 1/31/01.........    EUR      120      264,256
                                                                           ----------
                                                                            2,347,227
                                                                           ----------
          NETHERLANDS--0.3%
 100,000  Ahold (Listed) Call, expires 10/18/02.........    EUR    22.68      804,258
                                                                           ----------
          SWITZERLAND--0.2%
   5,000  Synthes-Stratec Call (WDR), expires
           11/16/01.....................................    CHF      550      687,000
                                                                           ----------
          TOTAL OPTIONS PURCHASED (Cost $15,352,813)....................   24,327,105
                                                                           ----------


  SHARE
  AMOUNT
----------

EQUITIES--7.9%


          SWITZERLAND--1.9%
   6,222  Distefora Holding AG..........................   3,144,126
   5,000  Charles Voegele Holding AG *..................     821,151
   1,500  Kudelski SA *.................................   1,872,406
                                                          ----------
                                                           5,837,683
                                                          ----------
          UNITED KINGDOM--1.5%
 250,000  Shell Transport & Trading Company Plc.........   2,070,510
 400,000  Unilever Plc..................................   2,559,469
                                                          ----------
                                                           4,629,979
                                                          ----------
          AUSTRIA--1.1%
  18,000  Yline Internet Business Services AG *.........   3,274,479
                                                          ----------
          FINLAND--0.8%
  35,000  Sonera Oyj....................................   2,389,316
                                                          ----------
          SPAIN--0.7%
  30,000  Jazztel Plc *.................................   2,240,433
                                                          ----------
          FRANCE--0.6%
  10,000  STMicroelectronics NV.........................   1,838,304
                                                          ----------
          GERMANY--0.5%
  17,000  Infineon Technologies AG......................     928,583
   5,000  Ricardo.de AG *...............................     679,790
                                                          ----------
                                                           1,608,373
                                                          ----------
          NETHERLANDS--0.4%
  10,000  ASM Lithography Holding NV *..................   1,117,344
   5,000  Lycos Europe NV *.............................      97,804
                                                          ----------
                                                           1,215,148
                                                          ----------
          IRELAND--0.2%
 104,059  Bank of Ireland...............................     742,256
                                                          ----------
          NORWAY--0.1%
  10,000  Norsk Hydro ASA ADR...........................     380,625
                                                          ----------
          GREECE--0.1%
  11,111  Hellenic Telecommunication Organization SA....     308,509
                                                          ----------
          TOTAL EQUITIES (Cost $21,735,525).............  24,465,105
                                                          ----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           March 31, 2000

PAR VALUE
----------

GOVERNMENT BONDS--3.2%
          UNITED STATES--3.2%
10,000,000 U.S. Treasury Note, 5.25%, 05/31/01 (Cost
           $10,000,000).................................  $9,865,625
                                                          ----------
  SHARE
  AMOUNT
----------
INVESTMENT FUNDS--1.3%

          GERMANY--0.8%
 169,456  The New Germany Fund..........................   2,499,476
                                                          ----------
          RUSSIA--0.3%
 150,000  First NIS Regional Fund.......................     956,250
                                                          ----------
          ROMANIA--0.1%
   5,000  Societe Generale Romania Fund.................     302,500
                                                          ----------
          CZECH REPUBLIC--0.1%
  10,000  Komercni Banka Investment Fund................     210,639
                                                          ----------
          TOTAL INVESTMENT FUNDS
           (Cost $3,892,040)............................   3,968,865
                                                          ----------

PAR VALUE
----------
TIME DEPOSITS--3.3%
          UNITED STATES--3.3%
10,000,000 Investors Bank & Trust Time Deposit, 5.28%,
           due 4/28/00 (a) (Cost $10,000,000)...........  10,000,000
                                                          ----------
REPURCHASE AGREEMENTS--0.4%
          UNITED STATES--0.4%
1,269,461 Investors Bank & Trust Repurchase Agreement,
           dated 3/31/00, due 4/03/00, with a maturity
           value $1,270,022, and an effective yield of
           5.30%, collateralized by a Federal National
           Mortgage Association, with a rate of 7.486%,
           a maturity date of 7/1/24 and a market value
           of $1,333,073 (cost $1,269,461)..............   1,269,461
                                                          ----------
TOTAL INVESTMENTS--102.6%
 (Cost $192,742,414)....................................  314,680,494
OTHER ASSETS AND LIABILITIES (NET)--(2.6%)..............  (7,942,328)
                                                          ----------
TOTAL NET ASSETS--100.0%................................  $306,738,166
                                                          ==========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  * Non-income producing security.
(a) Illiquid security.

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF WRITTEN PUT OPTIONS
           March 31, 2000

                                                                  STRIKE
CONTRACTS                                                         PRICE     VALUE
--------                                                          ------  ----------
          GERMANY
   3,000  Adva OTC, expires 07/21/00....................    EUR      850  $  581,166
  50,000  BMW OTC, expires 09/12/00.....................    EUR       24      46,436
  20,000  EM TV OTC, expires 10/02/00...................    EUR       90     311,746
  10,000  Epcos OTC, expires 10/02/00...................    EUR      150     313,469
  10,000  Epcos OTC, expires 10/02/00...................    EUR      120     145,452
  20,000  Kamps OTC, expires 6/16/00....................    EUR       70     250,086
  20,000  Kamps OTC, expires 10/02/00...................    EUR       75     408,636
  20,000  Kinowelt OTC, expires 8/31/00.................    EUR       50     100,150
   9,000  Ricardo OTC, expires 7/21/00..................    EUR      180     439,125
  10,000  Siemens OTC, expires 4/28/00..................    EUR      170     199,916
  10,000  Siemens OTC, expires 8/31/00..................    EUR      145     155,586
                                                                          ----------
                                                                           2,951,768
                                                                          ----------

          SPAIN
 300,000  Banco Santander OTC, expires 5/31/00..........    EUR     10.5      89,043
  20,000  Jazztel OTC, expires 6/15/00..................    EUR       90     446,363
  20,000  Jazztel OTC, expires 8/31/00..................    EUR      100     491,373
  10,000  Jazztel OTC, expires 9/15/00..................    EUR      120     417,858
 200,000  Telefonica OTC, expires 5/31/00...............    EUR       25     259,546
 100,000  Telefonica OTC, expires 5/31/00...............    EUR       23     102,447
                                                                          ----------
                                                                           1,806,630
                                                                          ----------

          ITALY
   2,000  Tiscali OTC, expires 6/15/00..................    EUR      900     403,450
   3,000  Tiscali OTC, expires 6/30/00..................    EUR      850     186,272
   2,500  Tiscali OTC, expires 8/31/00..................    EUR     1200   1,101,589
                                                                          ----------
                                                                           1,691,311
                                                                          ----------

          UNITED KINGDOM
  20,000  Arm Holding OTC, expires 6/30/00..............    GBP     3700     130,413
   2,500  FTSE OTC, expires 5/15/00.....................    GBP     6200     365,365
 100,000  Lloyds TSB OTC, expires 5/31/00...............    GBP      7.5     190,382
 500,000  Rentokil OTC, expires 5/31/00.................    GBP      250     676,858
                                                                          ----------
                                                                           1,363,018
                                                                          ----------

          AUSTRIA
  10,000  Cybertron OTC, expires 06/30/00...............    EUR      250     565,278
  20,000  Cybertron OTC, expires 10/31/00...............    EUR      200     776,109
                                                                          ----------
                                                                           1,341,387
                                                                          ----------

          NETHERLANDS
  10,000  Philips OTC, expires 8/18/00..................    EUR      180     226,690
  40,000  Versatel OTC, expires 8/31/00.................    EUR       60     581,747
  40,000  Versatel OTC, expires 10/02/00................    EUR       55     483,321
                                                                          ----------
                                                                           1,291,758
                                                                          ----------

          FRANCE
   5,000  Loreal OTC, expires 6/29/00...................    EUR      700     343,150
  30,000  Renault OTC, expires 8/31/00..................    EUR       47     213,700
                                                                          ----------
                                                                             556,850
                                                                          ----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF WRITTEN PUT OPTIONS--(Continued)
           March 31, 2000

                                                                  STRIKE
CONTRACTS                                                         PRICE     VALUE
--------                                                          ------  ----------
          FINLAND
  20,000  Sonera OTC, expires 6/16/00...................    EUR       80  $  320,363
  20,000  Sonera OTC, expires 8/31/00...................    EUR       65     205,289
                                                                          ----------
                                                                             525,652
                                                                          ----------

          LUXEMBURG
  10,000  Carrier 1 OTC, expires 9/15/00................    EUR      150     445,650
                                                                          ----------

          UNITED STATES
 100,000  Global Telesystems Group, expires 4/22/00.....    USD       20     112,500
  50,000  Global Telesystems Group, expires 7/22/00.....    USD       25     312,500
                                                                          ----------
                                                                             425,000
                                                                          ----------

          SWEDEN
  50,000  H&M OTC, expires 6/16/00......................    SEK      280     389,897
                                                                          ----------

          SWITZERLAND
   5,000  Swisscom OTC, expires 5/19/00.................    CHF      580      45,664
                                                                          ----------
TOTAL WRITTEN OPTIONS (Premiums received $10,839,867)...................  $12,834,585
                                                                          ==========


     GLOSSARY OF TERMS
CHF  -- Swiss Franc
EUR  -- Euro
GBP  -- British Pound
SEK  -- Swedish Krona
USD  -- United States Dollar
ADR  -- American Depositary
        Receipt
OTC  -- Over The Counter


                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF ASSETS AND LIABILITIES
           March 31, 2000


ASSETS:
     Investments, at value (Cost $192,742,414)
      (Note 1)....................................   $314,680,494
     Foreign currency, at value (Cost $5,983,972)
      (Note 1)....................................      5,899,369
     Receivable for investment securities sold....        168,000
     Dividends and interest receivable............        216,349
     Prepaid expenses.............................         30,833
                                                     ------------
            Total assets..........................    320,995,045
                                                     ------------

LIABILITIES:
     Written options, at value (Premiums received
      $10,839,867) (Notes 1 and 3)................   $ 12,834,585
     Payable for investment securities
      purchased...................................        301,597
     Investment advisory fee payable (Note 2).....        956,649
     Accrued expenses and other payables..........        164,048
                                                     ------------
            Total liabilities.....................     14,256,879
                                                     ------------
TOTAL NET ASSETS..................................   $306,738,166
                                                     ============

NET ASSETS CONSIST OF:
     Par value....................................   $     13,337
     Paid-in capital in excess of par value.......    165,757,886
     Accumulated net investment loss..............       (229,242)
     Accumulated net realized gain on
      investments.................................     21,337,426
     Net unrealized appreciation on investments...    119,858,759
                                                     ------------

TOTAL NET ASSETS (equivalent to $23.00 per share
  based on 13,337,093 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................   $306,738,166
                                                     ============


              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF OPERATIONS
           For the Year Ended March 31, 2000


INVESTMENT INCOME:
     Interest.....................................   $  1,885,529
     Dividends (net of foreign withholding taxes
      of $17,072).................................        611,838
                                                     ------------
            Total Investment Income...............      2,497,367
                                                     ------------
EXPENSES:
     Investment advisory fee (Note 2).............      3,176,689
     Shareholder servicing fee (Note 2)...........        633,035
     Administration and custodian fees
      (Note 2)....................................        477,220
     Legal and audit fees.........................        104,079
     Printing and postage fees....................        112,724
     Transfer agent fees..........................         60,000
     Insurance premium expense....................         41,813
     Directors' fees and expenses (Note 2)........         36,548
     Other........................................         42,005
                                                     ------------
            Total Expenses........................      4,684,113
               Less: Fees paid indirectly
                (Note 2)..........................       (149,991)
               Investment advisory fees waived
                (Note 2)..........................       (633,035)
                                                     ------------
            Net Expenses..........................      3,901,087
                                                     ------------
NET INVESTMENT LOSS...............................     (1,403,720)
                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     (Notes 1 and 3)
     Net realized gain (loss) on:
          Securities transactions.................     33,249,808
          Written option transactions.............     12,031,136
          Realized gain distributions from
           investment funds.......................        372,845
          Financial futures contracts.............       (118,252)
          Forward foreign currency contracts......     (1,099,340)
          Foreign currencies and net other
           assets.................................         95,524
                                                     ------------
                 Net realized gain on
                  investments.....................     44,531,721
                                                     ------------
     Net change in unrealized appreciation or
      depreciation of:
          Securities..............................     61,069,991
          Written options.........................     (4,356,843)
          Financial futures contracts.............         44,820
          Foreign currencies and net other
           assets.................................        165,866
                                                     ------------
                 Net change in unrealized
                  appreciation of investments.....     56,923,834
                                                     ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...    101,455,555
                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................   $100,051,835
                                                     ============


                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF CHANGES IN NET ASSETS


                                            YEAR ENDED        YEAR ENDED
                                           MARCH 31, 2000    MARCH 31, 1999
                                           --------------    --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................    $ (1,403,720)     $ (1,779,697)
Net realized gain on investments........      44,531,721        25,989,546
Net change in unrealized appreciation
  (depreciation) of investments.........      56,923,834       (39,656,159)
                                            ------------      ------------
Net increase (decrease) in net assets
  resulting
  from operations.......................     100,051,835       (15,446,310)
  Distributions from net realized
     gains..............................     (40,144,531)      (32,027,304)
Net increase in net assets resulting
  from shares issued from
  dividend reinvestment (1,370,623 and
  1,290,702 shares, respectively).......      25,192,050        21,941,935
                                            ------------      ------------
Net increase (decrease) in net assets...      85,099,354       (25,531,679)

NET ASSETS:
  Beginning of year.....................     221,638,812       247,170,491
                                            ------------      ------------
  End of year (including accumulated
     undistributed net
     investment income (loss) of
     $(229,242) and
     $8,029,003, respectively)..........    $306,738,166      $221,638,812
                                            ============      ============

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           FINANCIAL HIGHLIGHTS
           For a Fund share outstanding throughout each period

                                                                                 YEAR ENDED MARCH 31,
                                                          ------------------------------------------------------------------
                                                            2000          1999          1998          1997          1996
                                                          ----------    ----------    ----------    ----------    ----------
Operating performance:
  Net asset value, beginning of year....................   $  18.52      $  23.15      $  18.57      $  12.11      $   7.53
                                                           --------      --------      --------      --------      --------
  Net investment loss(1)(3).............................      (0.11)        (0.18)        (0.21)        (0.13)        (0.08)
  Net realized and unrealized gain (loss) on
    investments(3) .....................................       8.41         (1.26)        12.50          7.35          4.66
                                                           --------      --------      --------      --------      --------
  Net increase (decrease) in net assets resulting from
    investment operations...............................       8.30         (1.44)        12.29          7.22          4.58
                                                           --------      --------      --------      --------      --------
Capital effect of dividend reinvestment.................      (0.47)        (0.19)        (1.06)           --            --
Distributions:
  Distributions from net realized gains.................      (3.35)        (3.00)        (6.65)        (0.76)           --
                                                           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR............................   $  23.00      $  18.52      $  23.15      $  18.57      $  12.11
                                                           ========      ========      ========      ========      ========
MARKET VALUE, END OF YEAR...............................   $ 17.375      $ 14.000      $ 22.500      $ 13.500      $ 10.000
                                                           ========      ========      ========      ========      ========
    Total investment return on market value.............      46.77%       (26.80)%      148.77%        43.69%       45.45%
                                                           ========      ========      ========      ========      ========
Ratios to average net assets/supplemental data:
  Net assets, end of year (000's).......................   $306,738      $221,639      $247,170      $151,376      $ 98,732
  Ratio of net investment loss to average
    net assets..........................................      (0.55)%       (0.78)%       (0.95)%       (0.89)%       (0.86)%
  Ratio of operating expenses to average
    net assets(1)(2) ...................................       1.60 %        1.77 %        1.72 %        1.88 %        2.03 %
  Portfolio turnover rate...............................         65 %          81 %          95 %         191 %         148 %

------------------------
(1) The operating expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the net investment loss per share and the operating expense ratios would have been:

   Net investment loss per share........................   $  (0.18)     $  (0.22)           --            --      $  (0.09)
   Ratio of operating expenses to average net assets....       1.85 %        1.81 %          --            --          2.15 %
(2) The ratio of operating expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would
   have been:
                                                               1.54 %        1.63 %        1.65 %        1.85 %        1.94 %
(3) Based on average shares outstanding during the period.

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS
           March 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

     The Fund's investments in European warrants involve certain considerations not typically associated with investment in securities of U.S. companies or the United States government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

     The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith according to procedures established by the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

          Warrants: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)
           March 31, 2000

     warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

          Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          Foreign currency: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          Options: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)
           March 31, 2000

     the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

          Over-the-counter options: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations,

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)
           March 31, 2000

     or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          Financial futures contracts: Upon entering into a futures contract, the Fund is required to deposit with the broker or to segregate for the benefit of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

          For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed.

          There are several risks connected with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

          Dividends and distributions to shareholders: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, if any, and any net realized long-term capital gains in excess of net realized short-term capital losses. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole. For financial statement presentation purposes, the components of net assets in the statement of assets and liabilities have been adjusted to reflect their tax basis attributes.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)
           March 31, 2000

          Federal income taxes: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's weekly average net assets, 0.25% of which was waived during the year ended March 31, 2000. The Fund pays Julius Baer Asset Management Ltd., Zurich, an affiliate of the adviser, 0.25% of the value of the Fund's weekly average net assets for shareholder servicing and other services.

     For the year ended March 31, 2000, the Fund incurred total brokerage commissions of $144,366 of which $516 was paid in total to affiliates of the Adviser.

     No director, officer or employee of the Adviser or any affiliates of the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund.

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's administration and custodian fees are reduced when the Fund maintains cash on deposit at the custodian.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2000 amounted to $154,014,375 and $164,640,979 respectively.

     Activity in written options for the year ended March 31, 2000 was as follows:

                                                                               NUMBER OF
                                                                PREMIUM        CONTRACTS
                                                              ------------    -----------
Options outstanding at March 31, 1999......................   $ 12,028,984      1,512,800
Options written............................................     23,591,310      6,898,200
Options exercised..........................................       (574,605)      (550,000)
Options expired............................................    (11,333,674)    (2,443,950)
Options closed.............................................    (12,872,148)    (3,545,050)
                                                              ------------    -----------
Options outstanding at March 31, 2000......................   $ 10,839,867      1,872,000
                                                              ============    ===========

     At March 31, 2000, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $133,702,104 and $14,035,390 respectively. Tax cost for investment securities at March 31, 2000 was $188,078,564.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS--(Continued)
           March 31, 2000

4. FEDERAL TAX INFORMATION

     The Fund has designated 78% (unaudited) of the distribution paid during the year ended March 31, 2000, as a long term capital gain dividend.

     For the year ended March 31, 2000, the Fund has elected to defer $125,423 of the currency losses attributable to post-October losses.

5. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                           NET
                                                                           NET REALIZED AND        INCREASE/(DECREASE)
                                                     NET INVESTMENT     UNREALIZED GAIN/(LOSS)     IN NET ASSETS FROM
                              INVESTMENT INCOME      INCOME (LOSS)          ON INVESTMENTS             OPERATIONS
                             -------------------  --------------------  -----------------------  -----------------------
QUARTER ENDED:                TOTAL    PER SHARE    TOTAL    PER SHARE     TOTAL      PER SHARE     TOTAL      PER SHARE
---------------------------- --------  ---------  ---------  ---------  ------------  ---------  ------------  ---------
June 30, 1998...............  634,783      .06     (361,820)     (.04)    14,679,500      1.38     14,317,680      1.34
September 30, 1998..........  397,489      .04     (662,116)     (.06)   (81,354,131)    (7.62)   (82,016,247)    (7.68)
December 31, 1998...........  552,822      .05     (199,850)     (.02)    54,028,213      5.05     53,828,363      5.03
March 31, 1999..............  346,329      .04     (555,911)     (.06)    (1,020,195)     (.07)    (1,576,106)     (.13)
June 30, 1999...............  594,021      .05     (335,479)     (.03)     6,850,925       .58      6,515,446       .55
September 30, 1999..........  571,577      .06     (259,587)     (.02)    (4,517,879)     (.38)    (4,777,466)     (.40)
December 31, 1999...........  623,682      .05     (388,286)     (.03)    91,754,216      7.66     91,365,930      7.63
March 31, 2000..............  708,087      .05     (420,368)     (.03)     7,368,293       .55      6,947,925       .52

---------  THE EUROPEAN WARRANT FUND, INC.
           INDEPENDENT AUDITORS' REPORT
  [LOGO]


To the Board of Directors
The European Warrant Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of the European Warrant Fund, Inc., including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the European Warrant Fund, Inc. as of March 31, 2000, the results of operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG LLP

Boston, Massachusetts
May 5, 2000

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---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)

     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as Chief Investment Officer of the Fund. Mr. Huber is employed as a Senior Vice President of Investments with the Adviser and is currently also a Senior Vice President and a member of the Management Committee of Julius Baer Asset Management Ltd., an affiliate of the Adviser. Peter Reinmuth serves as Investment Officer and Vice President of the Fund.

     INVESTMENT POLICY CHANGES

     The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

          1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

          2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

          3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or the Fund's custodian.

          4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

          5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

          6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

          7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

          8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

     DISCOUNT

     On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

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---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

     The Fund currently intends to repurchase shares of the Fund on the open market if Fund management believes such action is in the best interest of the Fund. There can be no assurance that the Fund will repurchase any shares of the Fund under any given circumstances.

     QUARTERLY EARNINGS RELEASE

     The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust Company ("IBT") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's

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---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

     DIVIDEND REINVESTMENT PRIVILEGE

     Under the Fund's Dividend Reinvestment Privilege (the "Reinvestment Privilege"), a shareholder who is not otherwise participating in the Dividend Reinvestment and Cash Purchase Plan will have all distributions to which the Reinvestment Privilege applies reinvested automatically by IBT as agent under the Reinvestment Privilege, unless the shareholder elects to receive cash.

     Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable either in shares of Common Stock ("Shares") or cash, the Fund will send shareholders who are not otherwise participating in the Plan a notice (the "Notice") indicating a distribution payable in cash or additional Shares issued by the Fund. Shareholders who are not otherwise participating in the Plan will be given the option to receive the distribution in additional Shares or cash, net of any applicable U.S. withholding tax. Shareholders who desire to receive the distribution in additional Shares need do nothing further. Shareholders who desire the distribution in cash must notify the Fund in the form specified in the Notice. Any cash payments will be paid by the Fund in U.S. dollars by check, mailed directly to the Shareholder by IBT as the Fund's dividend paying agent.

     Whenever market price per Share is equal to or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, the Fund will issue new Shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price of the Shares on the valuation date, then valued at 95% of the market price. If net asset value of the Shares on the valuation date exceeds the market price of Shares

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

on that date, participants will receive Shares from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceeding trading day. To the extent the Fund issues Shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, participants in the Reinvestment Privilege will receive cash while participants in the Dividend Reinvestment and Cash Purchase Plan will receive the distribution as provided for in such Plan.

     IBT will confirm in writing to the shareholder each acquisition made for her or his account as soon as practicable but not later than 60 days after the date thereof. Although the shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to the shareholder's account under the Reinvestment Privilege, IBT will adjust for any such undivided fractional interest in cash at the market value of the shares at the time of termination. Any stock dividends or split Shares distributed by the Fund on Shares held by IBT for the shareholder will be credited to the shareholder's account.

     The Reinvestment Privilege may be terminated by IBT or the Fund as applied to any dividend or distribution paid subsequent to notice of the termination in writing mailed to the participants in the Reinvestment Privilege at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund. Upon any termination of the Reinvestment Privilege with respect to the reinvestment of dividends and distributions generally, IBT will either
(a) issue certificates from the whole Shares credited to the Participant's Plan account and a check representing any fractional Shares or (b) sell the Shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's Shares to cover such amounts.

     These terms and conditions may be amended or supplemented by IBT or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to participants in the Reinvestment Privilege appropriate written notice at least 30 days prior to the effective date thereof. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for shareholders' accounts, all dividends and distributions payable on the Shares held in the shareholders' name or under the Reinvestment Privilege for retention or application by such successor agent as provided in these terms and conditions.

     Information concerning the Reinvestment Privilege may be obtained from IBT at 1-(800) 387-6977.

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

---------  THE EUROPEAN WARRANT FUND, INC.

            ADDITIONAL INFORMATION

INVESTMENT ADVISER                     INDEPENDENT AUDITORS
Julius Baer Securities Inc.            KPMG LLP
330 Madison Ave.                       99 High Street
New York, New York 10017               Boston, MA 02110

ADMINISTRATOR, CUSTODIAN               COUNSEL
& TRANSFER AGENT                       Paul, Weiss, Rifkind, Wharton & Garrison
Investors Bank & Trust Company         1285 Avenue of the Americas
200 Clarendon Street                   New York, New York 10019-6064
Boston, Massachusetts 02116

OFFICERS                               SHAREHOLDER SERVICING AGENT
Michael Quain                          Julius Baer Asset Management Ltd., Zurich
  President, Chief Financial Officer,  Brandschenkestrasse 40
                                       CH-8010 Zurich
Hansruedi Huber
  Chief Investment Officer             DIRECTORS
                                       Antoine Bernheim
 Peter Reinmuth                        Lawrence A. Fox
  Vice President and Investment        Thomas J. Gibbons
  Officer                              Harvey B. Kaplan
                                       Bernard Spilko*
 Pierre Beauport                       Martin Vogel
  Treasurer and Secretary
                                       *Chairman of the Board
Cynthia Surprise
  Assistant Secretary

                       ---------------------------------------------------------
                                                 THE EUROPEAN WARRANT FUND, INC.







                                                                 ANNUAL REPORT
                                                                MARCH 31, 2000

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017

This report is sent to the shareholders of The European Warrant Fund, Inc. (the "Fund") for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.